UACSC 98-C
                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 9/30/98

PRINCIPAL BALANCE RECONCILIATION            D O L L A R S
                                               CLASS A-1         CLASS A-2        CLASS A-3       CLASS A-4         CLASS A-5
                                              -------------    --------------   -------------   -------------    -------------
Original Principal Balance                    49,800,000.00    110,900,000.00   74,675,000.00   72,575,000.00    43,429,110.20
Beginning Period Principal Balance            49,800,000.00    110,900,000.00   74,675,000.00   72,575,000.00    43,429,110.20
Principal Collections - Scheduled Payments     3,950,652.94              0.00            0.00            0.00             0.00
Principal Collections - Payoffs                7,521,162.11              0.00            0.00            0.00             0.00
Principal Withdrawal from Payahead                     0.00              0.00            0.00            0.00             0.00
Gross Principal Charge Offs                       43,909.36              0.00            0.00            0.00             0.00
Repurchases                                            0.00              0.00            0.00            0.00             0.00
                                              -------------    --------------   -------------   -------------    -------------
Ending Balance                                38,284,275.59    110,900,000.00   74,675,000.00   72,575,000.00    43,429,110.20
                                              =============    ==============   =============   =============    =============


Certificate Factor                                0.7687606         1.0000000       1.0000000       1.0000000        1.0000000
Pass Through Rate                                    5.5269%           5.4400%         5.4100%          5.520%           5.640%



PRINCIPAL BALANCE RECONCILIATION                                 NUMBERS
                                              TOTAL CLASS A's
                                              --------------     ------
Original Principal Balance                    351,379,110.20     25,235
Beginning Period Principal Balance            351,379,110.20     25,235
Principal Collections - Scheduled Payments      3,950,652.94
Principal Collections - Payoffs                 7,521,162.11        592
Principal Withdrawal from Payahead                      0.00
Gross Principal Charge Offs                        43,909.36          3
Repurchases                                             0.00
                                              --------------     ------
Ending Balance                                339,863,385.79     24,640
                                              ==============     ======


Certificate Factor                                 0.9672271
Pass Through Rate                                    5.4872%

CASH FLOW RECONCILIATION

Principal Wired                                              11,478,356.36
Interest Wired                                                1,756,267.48
Withdrawal from Payahead Account                                      0.00
Repurchases (Principal and Interest)                                  0.00
Charge Off Recoveries                                               320.81
Interest Advances                                                21,413.37
Certificate Account Interest Earned                              16,813.25
Spread Account Withdrawal                                             0.00
Class A Policy Draw for Class A Principal or Interest                 0.00
                                                             -------------

Total Cash Flow                                              13,273,171.27
                                                             =============


TRUSTEE DISTRIBUTION  (10/08/98)

Total Cash Flow                                              13,273,171.27
Unrecovered Advances on Defaulted Receivables                         0.00
Servicing Fee (Due and Unpaid)                                        0.00
Interest to Class A-1 Certificateholders                        160,556.45
Interest to Class A-2 Certificateholders                        351,922.67
Interest to Class A-3 Certificateholders                        235,661.85
Interest to Class A-4 Certificateholders                        233,691.50
Interest to Class A-5 Certificateholders                        142,881.77
Principal to Class A-1 Certificateholders                    11,515,724.41
Principal to Class A-2 Certificateholders                             0.00
Principal to Class A-3 Certificateholders                             0.00
Principal to Class A-4 Certificateholders                             0.00
Principal to Class A-5 Certificateholders                             0.00
Insurance Premium                                                37,414.86
Interest Advance Recoveries from Payments                             0.00
Unreimbursed draws on Class A's Policy for
     Class A Principal or  Interest                                   0.00
Deposit to Payahead                                              30,170.46
Certificate Account Interest to Servicer                         16,813.25
Payahead Account Interest to Servicer                                 0.00
Excess                                                          548,334.05
                                                             -------------

Net Cash                                                              0.00
                                                             =============

Servicing Fee Retained from Interest Collections                136,647.43

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                      0.00
Beginning Balance                                                     0.00
Trustee Distribution of Excess                                  548,334.05
Interest Earned                                                       0.00
Spread Account Draws                                                  0.00
Reimbursement for Prior Spread Account Draws                          0.00
Distribution of Funds to Servicer                                     0.00
                                                             -------------
Ending Balance                                                  548,334.05
                                                             =============

Required Balance                                              5,270,686.65

FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                             16,690,507.73
Beginning Balance                                            16,690,507.73
Reduction Due to Spread Account                               (548,334.05)
Reduction Due to Principal Reduction                          (546,996.91)
                                                             -------------
Ending Balance                                               15,595,176.77
                                                             =============

First Loss Protection Required Amount                        15,595,176.78
First Loss Protection Fee %                                          2.00%
First Loss Protection Fee                                        26,427.74



POLICY  RECONCILIATION

Original Balance                                            351,379,110.20
Beginning Balance                                           351,379,110.20
Draws                                                                 0.00
Reimbursement of Prior Draws                                          0.00
                                                            --------------
Ending Balance                                              351,379,110.20
                                                            ==============

Adjusted Ending Balance Based
     Upon Required Balance                                  340,576,413.41
                                                            ==============
Required Balance                                            340,576,413.41


PAYAHEAD RECONCILIATION

Beginning Balance                                                     0.00
Deposit                                                          30,170.46
Payahead Interest                                                     0.00
Withdrawal                                                            0.00
                                                            --------------
Ending Balance                                                   30,170.46
                                                            ==============

CURRENT DELINQUENCY
                                            GROSS
     # PAYMENTS DELINQUENT     NUMBER      BALANCE      PRINCIPAL    INTEREST
     ---------------------     ------      -------      ---------    --------
1 Payment                        153    1,704,995.10    23,856.69   22,025.18
2 Payments                         6       63,000.01     2,026.27    1,699.17
3 Payments                         0            0.00         0.00        0.00
                                 ---    ------------    ---------   ---------
Total                            159    1,767,995.11    25,882.96   23,724.35
                                 ===    ============    =========   =========

Percent Delinquent             0.645%          0.520%




DELINQUENCY RATE (60+)
                                                             RECEIVABLE
                                         END OF PERIOD       DELINQUENCY
       PERIOD           BALANCE          POOL BALANCE           RATE
       ------           -------          ------------           ----
Current                63,000.01        339,863,385.79          0.02%
1st Previous                0.00                  0.00          0.00%
2nd Previous                0.00                  0.00          0.00%


NET LOSS RATE
                                                                                                 DEFAULTED
                                                     LIQUIDATION              AVERAGE            NET LOSS
       PERIOD                          BALANCE         PROCEEDS             POOL BALANCE        (ANNUALIZED)
       ------                          -------         --------             ------------        ------------
Current                               43,909.36          320.81            345,621,248.00          0.15%
1st Previous                               0.00            0.00                      0.00          0.00%
2nd Previous                               0.00            0.00                      0.00          0.00%

Gross Cumulative Charge Offs          43,909.36                      Net Cumulative Loss Percentage
Gross Liquidation Proceeds               320.81                                                    0.01%
Number of Repossessions                       1
Number of Inventoried Autos EOM               2

EXCESS YIELD TRIGGER
                                                           EXCESS YIELD
                            EXCESS      END OF PERIOD       PERCENTAGE
    PERIOD                  YIELD       POOL BALANCE       (ANNUALIZED)
    ------                  -----       ------------       ------------
Current                  578,504.51    339,863,385.79         2.04%
1st Previous                   0.00              0.00         0.00%
2nd Previous                   0.00              0.00         0.00%
3rd Previous
4th Previous
5th Previous

                                                 CURRENT
                                                  LEVEL    TRIGGER    STATUS
                                                  -----    -------    ------
Six Month Average Excess Yield                     N/A       1.50%      N/A

Trigger Hit in Current or any Previous Month                            NO



DATE: 10/6/98            /s/ Nancy Meltabarger
                         ---------------------
                         NANCY MELTABARGER
                         FINANCE OFFICER